                                                                    EXHIBIT 99.1

                               RITTENHOUSE, L.L.C.
                               -------------------
                        UNAUDITED CONDENSED BALANCE SHEET
                        ---------------------------------

(In thousands)

                                             MARCH 31, 2000
                                             --------------
ASSETS
------
Cash and cash equivalents                      $  1,684
Accounts receivable                              14,425
Inventories:
  Materials and supplies                          7,513
  Work in process                                   266
  Finished goods                                  7,873
                                               --------
                                                 15,652
Other current assets                              1,382
                                               --------
  Total current assets                           33,143
                                               --------
Plant and equipment                              21,197
Accumulated depreciation                        (14,923)
                                               --------
                                                  6,274
Other assets                                        472
                                               --------
  Total assets                                 $ 39,889
                                               ========

LIABILITIES AND MEMBERS' EQUITY
-------------------------------
Current maturities of long-term debt           $ 14,316
Accounts payable                                  9,411
Accrued expenses                                  2,167
Income taxes payable                                297
                                               --------
  Total current liabilities                      26,191
                                               --------
Long-term liabilities                             1,539
Members' equity                                  12,159
                                               --------
Total liabilities and members' equity          $ 39,889
                                               ========



     The accompanying notes are an integral part of the condensed financial statements.

                               RITTENHOUSE, L.L.C.
                               -------------------
        UNAUDITED CONDENSED STATEMENTS OF OPERATIONS AND MEMBERS' EQUITY
        ----------------------------------------------------------------


(In thousands)

                                                                 THREE MONTHS ENDED
                                                           ----------------------------
                                                           March 31,          March 31,
                                                             2000               1999
                                                           ---------          ---------

Net sales                                                  $ 30,695           $ 31,323
Cost of products sold                                        23,056             23,766
                                                           --------           --------
Gross margin                                                  7,639              7,557
                                                           --------           --------

Selling, distribution and administrative expenses             7,000              7,335
Interest expense                                                285                277
Interest income                                                  (2)                (1)
Other income                                                    (29)                (4)
                                                           --------           --------
Income (loss) before income tax provision                       385                (50)
Income tax provision                                             17                  2
                                                           --------           --------

Net income (loss)                                               368                (52)
Members' equity, beginning of period                         13,058             12,746
Distributions                                                (1,267)              (450)
                                                           --------           --------
Members' equity, end of period                             $ 12,159           $ 12,244
                                                           ========           ========



     The accompanying notes are an integral part of the condensed financial statements.

                               RITTENHOUSE, L.L.C.
                               -------------------
                  UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS
                  --------------------------------------------

(In thousands)

                                                                          THREE MONTHS ENDED
                                                                      ---------------------------
                                                                      March 31,         March 31,
                                                                        2000              1999
                                                                      ---------         ---------

Cash flows from operating activities:
  Net income (loss)                                                    $   368           $   (52)
  Adjustments to reconcile net income (loss) to cash provided by (used in) operating activities:
      Depreciation and amortization                                        413               422
      Net change in working capital and other assets                    (1,539)             (794)
                                                                       -------           -------

Cash provided by (used in) operating activities                           (758)             (424)
                                                                       -------           -------

Cash flows from investing activities:
  Investment in plant and equipment, net                                   (26)             (119)
  Gain on sale/disposal of fixed assets                                     28                 1
                                                                       -------           -------
Cash provided by (used in) investing activities                              2              (118)
                                                                       -------           -------

Cash flows from financing activities:
  Proceeds from borrowings                                               4,200             3,200
  Repayment of borrowings                                               (1,200)           (2,624)
  Distributions                                                         (1,267)             (450)
                                                                       -------           -------
Cash provided by financing activities                                    1,733               126
                                                                       -------           -------

Increase in cash and cash equivalents                                      977              (416)
Cash and cash equivalents at beginning of period                           707             1,550
                                                                       -------           -------
Cash and cash equivalents at end of period                             $ 1,684           $ 1,134
                                                                       =======           =======

Interest paid                                                          $   141           $   197
                                                                       =======           =======
Income taxes paid                                                      $    17           $     2
                                                                       =======           =======



     The accompanying notes are an integral part of the condensed financial statements.

                               RITTENHOUSE, L.L.C.
                               -------------------
            NOTES TO UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS
            ---------------------------------------------------------


BASIS OF PRESENTATION

The accompanying unaudited condensed financial statements of Rittenhouse L.L.C. ("Rittenhouse") have been prepared in accordance with the instructions to Form 8-K. In the opinion of management, the accompanying financial statements contain all adjustments consisting of normal recurring accruals necessary to present fairly the financial position as of March 31, 2000, the results of operations for the three month periods ending March 31, 2000 and 1999, and cash flows for the three months ended March 31, 2000 and 1999. The results of operations for the three months ended March 31, 2000 are not necessarily indicative of the results to be expected for any subsequent quarter or for the entire year ending December 31, 2000. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the Securities and Exchange Commission's rules and regulations.

These unaudited condensed financial statements and notes included herein should be read in conjunction with the Rittenhouse audited financial statements for the years ended December 31, 1999, 1998 and 1997, and notes thereto that have been included as Exhibit 99.2 to this Form 8-K/A.


SUBSEQUENT EVENTS

On April 17, 2000, the stockholders of Rittenhouse Paper Company completed the sale of all outstanding shares of stock of Rittenhouse Paper Company to Nashua Corporation (the "Company"), an unrelated publicly traded corporation, for approximately $57 million in cash, plus a contingent payment of up to $6 million if certain financial targets are achieved for the year ending December 31, 2000.

Prior to the closing, Rittenhouse acquired real estate and equipment having appraised values of $5,525,000 and $1,840,040, respectively, from related partnerships.